UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2025

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment to Employment Agreement with CEO

On December 12, 2025, Wolfspeed, Inc. (the “Company”) and Robert Feurle, the Company’s Chief Executive Officer and a member of the Board of Directors, entered into a First Amendment (the “Feurle Amendment”) to Mr. Feurle’s Employment Agreement effective as of May 1, 2025 (the “Feurle Employment Agreement”) to amend the form of certain equity awards to which Mr. Feurle is entitled thereunder.

Pursuant to the terms of the Feurle Amendment, the Company agreed to grant the following equity awards to Mr. Feurle on or about December 1, 2025:
(i)as an inducement for Mr. Feurle to commence employment with the Company, an award of restricted stock units (“RSUs”) equal to $5,000,000 divided by the Reference Value (as defined below), with one-third of the total number of RSUs vesting on May 1, 2026 and the remainder vesting quarterly in proportional amounts thereafter for the remaining two years of the vesting schedule (the “Feurle Sign-on RSU Award”);
(ii)an award of RSUs equal to $2,000,000 divided by the Reference Value, with one-third of the total number of RSUs vesting on October 1, 2026, and the remainder vesting quarterly in proportional amounts thereafter for the remaining two years of the vesting schedule (the “Feurle Annual RSU Award”); and
(iii)an award of performance stock units (“PSUs”) equal to $3,000,000 divided by the Reference Value (the “Feurle Annual PSU Award,” and together with the Feurle Sign-on RSU Award and the Feurle Annual RSU Award, the “Feurle Equity Awards”). The number of shares of common stock issuable upon the vesting date of each PSU, the performance targets, and the time periods during which the performance goals are to be measured will be as stated in a PSU agreement to be entered into between Mr. Feurle and the Company. Notwithstanding the foregoing, the performance periods with respect to the Feurle Annual PSU Award will end on the last day of fiscal year 2028, with the payout level to be determined as soon as administratively practicable thereafter.

“Reference Value” as of any date means the calculation resulting from: (a) 50% at a share price of $19.98 and (b) 50% at the 45 trading day volume weight average trading price per share of the Company’s common stock as of such date.

All other terms of the Feurle Employment Agreement are unchanged. The foregoing description of the Feurle Amendment is subject to and qualified in its entirety by reference to the Feurle Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Amendment to Employment Agreement with CFO

On December 12, 2025, the Company and Gregor van Issum, the Company’s Chief Financial Officer and Executive Vice President, entered into a Letter Agreement (the “van Issum Letter”), updating certain terms of Mr. van Issum’s previously agreed equity awards to amend the form of certain equity awards to which Mr. van Issum is entitled.

Pursuant to the terms of the van Issum Letter, the Company agreed to grant the following equity awards to Mr. van Issum on or about December 1, 2025:
(i)a one-time sign-on RSU award equal to $3,000,000 divided by the Reference Value, with one-third of the total number of RSUs vesting on September 1, 2026 and the remainder vesting quarterly in proportional amounts thereafter for the remaining two years of the vesting schedule (the “van Issum Sign-on RSU Award”);
(ii)an award of RSUs equal to $800,000 divided by the Reference Value, with one-third of the total number of RSUs initially subject to the award vesting on October 1, 2026 and the remainder vesting quarterly in proportional amounts thereafter for the remaining two years of the vesting schedule (the “van Issum Annual RSU Award”); and
(iii)an award of PSUs equal to $1,200,000 divided by the Reference Value (the “van Issum Annual PSU Award,” and together with the van Issum Sign-on RSU Award and the van Issum Annual RSU Award, the “van Issum Equity Awards”). The number of shares of common stock issuable upon the vesting date of each PSU, the performance targets, and the time periods during which the performance goals are to be measured will be as stated in a PSU agreement to be entered between Mr. van Issum and the Company. Notwithstanding the foregoing, the performance periods with respect to the van Issum Annual PSU Award will end on the last day of fiscal year 2028, with the payout level to be determined as soon as administratively practicable thereafter.

The terms of the Employment Agreement effective as of September 1, 2025 as between the Company and Mr. van Issum are unchanged by the van Issum Letter. The foregoing description of the van Issum Letter is subject to and qualified in its entirety by reference to the van Issum Letter, which is included as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Amendment to Employment Agreement with COO

On December 12, 2025, the Company and David Emerson, Ph.D., the Company’s Executive Vice President and Chief Operating Officer, entered into a First Amendment (the “Emerson Amendment”) to Dr. Emerson’s Employment Agreement effective as of May 22, 2025 (the “Emerson Employment Agreement”) to amend the form of certain equity awards to which Dr. Emerson is entitled.

Pursuant to the terms of the Emerson Amendment, the Company agreed to grant the following equity awards to Dr. Emerson on or about December 1, 2025:
(i)as an inducement for Dr. Emerson to commence employment with the Company, an award of RSUs equal to $2,000,000 divided by the Reference Value, with one-third of the total number of RSUs vesting on May 1, 2026, then vesting quarterly in proportional amounts thereafter for the remaining two years of the vesting schedule (the “Emerson Sign-on RSU Award”);
(ii)an award of RSUs equal to $800,000 divided by the Reference Value, with one-third of the total number of RSUs vesting on October 1, 2026 and the remainder vesting quarterly in proportional amounts thereafter for the remaining two years of the vesting schedule (the “Emerson Annual RSU Award”); and

(iii)an award of PSUs equal to $1,200,000 divided by the Reference Value (the “Emerson Annual PSU Award,” and together with the Emerson Sign-on RSU Award and the Emerson Annual RSU Award, the “Emerson Equity Awards”). The number of shares of common stock issuable upon the vesting date of each PSU, the performance targets, and the time periods during which the performance goals are to be measured will be as stated in a PSU agreement to be entered into between Dr. Emerson and the Company. Notwithstanding the foregoing, the performance periods with respect to the Emerson Annual PSU Award will end on the last day of fiscal year 2028, with the payout level to be determined as soon as administratively practicable thereafter.

All other terms of the Emerson Employment Agreement are unchanged. The foregoing description of the Emerson Amendment is subject to and qualified in its entirety by reference to the Emerson Amendment, which is included as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Grant of Equity Awards

The Feurle Equity Awards, the van Issum Equity Awards, and the Emerson Equity Awards were granted pursuant to the terms of the Wolfspeed, Inc. 2025 Management Incentive Compensation Plan (the “2025 MIP”) and a RSU award agreement under the 2025 MIP (the “RSU Agreement”) or a PSU award agreement under the 2025 MIP (the “PSU Agreement”), as applicable.

Awards of RSUs pursuant to the RSU Agreement will become fully vested in the case of death or disability. Except as otherwise provided in the Feurle Employment Agreement, as amended (with respect to Mr. Feurle), and the Wolfspeed Severance Plan - Senior Leadership Team (the “SLT Plan”) (with respect to Mr. van Issum and Dr. Emerson), all unvested RSUs will be forfeited upon an executive’s termination of service with the Company.

In the case of the Feurle Annual PSU Award, the van Issum Annual PSU Award, and the Emerson Annual PSU Award (collectively, the “PSU Awards”), the number of shares of common stock to be issued per PSU (the “Payout Level”) at the end of the applicable Performance Period (as defined below) will be calculated based (i) 50% on the Company’s relative total shareholder return (“Relative TSR”) over the Performance Period, (ii) 25% on the Company’s Revenue (as defined below) over the Performance Period, and (iii) 25% on the Company’s Leveraged Free Cash Flow, or LFCF (as defined below) over the Performance Period, each as described below.
(i)Relative TSR. Relative TSR means the Company’s total shareholder return (“TSR”) relative to the TSR of the companies included in the Russell 3000 Index (the “Peer Group”) as of the first day of the Performance Period. If the Company’s Relative TSR performance is below the 30th percentile, no portion of the award is earned; if the Company’s Relative TSR performance is at the 30th percentile, 50% of the award is earned; if the Company’s Relative TSR performance is at the 55th percentile, 100% of the award is earned; and if the Company’s Relative TSR performance is at or above the 85th percentile, 200% of the target award is earned.
(ii)Revenue. Revenue means the Company’s gross revenue for fiscal year ending June 30, 2028, and including any revenue generated from inorganic growth as determined in accordance with GAAP. The Payout Level will be determined based on the achievement of specified revenue targets (the “Revenue Targets”). If the Company’s Revenue is below the threshold Revenue Target, no portion of the award is earned; if the Company’s Revenue is at the threshold Revenue Target, 50% of the award is earned; if the Company’s Revenue is at the target Revenue Target, 100% of the award is earned; and if the Company’s Revenue is at the maximum Revenue Target or above, 200% of the award is earned.
(iii)LFCF. LFCF means Free Cash Flow from Operations derived from GAAP (which includes debt interest payments and interest receipts) minus the Investing Cash Flow (primarily capital expenditures), further adjusted for “one time” items which do not structurally improve the LFCF as well as for out of the ordinary course of business, Board-approved capital expenditures. The Payout Level will be determined based on the achievement of specified LFCF targets (the “LFCF Targets”). If the Company’s LFCF is below the threshold LFCF Target, no portion of the award is earned; if the Company’s LFCF is at the threshold LFCF Target, 50% of the award is earned; if the Company’s LFCF is at the target LFCF Target, 100% of the award is earned; and if the Company’s LFCF is at the maximum LFCF Target or above, 200% of the award is earned.

Linear interpolation will be used to determine the Payout Level for Relative TSR, Revenue, and LFCF performance that falls between the pre-established percentiles/targets.

“Performance Period” means for purposes of determining (a) Relative TSR, the period commencing on December 1, 2025 and ending on the earlier of (i) June 30, 2028 or (ii) the consummation of a change in control, (b) Revenue, the period commencing on July 1, 2027 and ending on the earlier of (i) June 30, 2028 or (ii) the consummation of a change in control, and (c) LFCF, the period commencing on July 1, 2027 and ending on the earlier of (i) June 30, 2028 or (ii) the consummation of a change in control. In the event that a change in control occurs prior to July 1, 2027, the Payout Level for the Revenue and LFCF metrics will be deemed to have been achieved at the target level.

The PSU Awards will become fully vested in the case of death or disability, and the PSUs will be deemed to have been achieved at the greater of (a) the target level and (b) the actual performance level (with the date of death or disability being treated as the ending date for the Performance Period). Except as provided in the Feurle Employment Agreement, as amended (with respect to Mr. Feurle), and the SLT Plan (with respect to Mr. van Issum and Dr. Emerson), (i) each executive must be continuously employed by the Company through the last day of the Performance Period in order to have a right to payment of PSUs, (ii) the PSUs will not be considered earned by the executive until the last day of the Performance Period, and (iii) if the executive’s employment with the Company is terminated prior to the last day of the Performance Period, he will forfeit his PSUs.

The foregoing descriptions of the Feurle Equity Awards, the van Issum Equity Awards, and the Emerson Equity Awards are subject to and qualified in their entirety by reference to the forms of RSU Agreement and the PSU Agreement, which are included as Exhibit 10.4 and Exhibit 10.5 to this Current Report, respectively, and are incorporated herein by reference. The 2025 MIP was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on September 30, 2025 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	First Amendment to Employment Agreement, dated December 12, 2025, between Wolfspeed, Inc. and Robert Feurle
10.2	Letter Agreement, dated December 12, 2025, between Wolfspeed, Inc. and Gregor van Issum
10.3	First Amendment to Employment Agreement, dated December 12, 2025, between Wolfspeed, Inc. and David Emerson, Ph.D.
10.4	Form of Restricted Stock Unit Award Agreement under the Wolfspeed, Inc. 2025 Management Incentive Compensation Plan
10.5*	Form of Performance Stock Unit Award Agreement under the Wolfspeed, Inc. 2025 Management Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The omitted information is not material and is the type of information that the Company customarily and actually treats as private and confidential. The registrant undertakes to furnish an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Melissa Garrett
Melissa Garrett
Senior Vice President and General Counsel

Date: December 15, 2025